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SBC + AT&T A Premier Provider for a New Era of Communications

Agenda Strategic Overview Financial Summary Edward E. Whitacre Jr. Chairman and Chief Executive Officer SBC Communications David W. Dorman Chairman and Chief Executive Officer AT&T Q and A Operational Plans Randall Stephenson Chief Operating Officer SBC Communications Rick Lindner Senior Executive Vice President and Chief Financial Officer SBC Communications

Cautionary Language Concerning Forward-Looking Statements Information set forth in this [presentation/press release] contains financial estimates and other forward- looking statements that are subject to risks and uncertainties, and actual results might differ materially Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving SBC and AT&T Corporation, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of SBC's and AT&T's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward- looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of AT&T shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in SBC's filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's Web site http://www.sec.gov. SBC disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This [presentation] may contain certain non-GAAP financial measures. Reconciliations between the non- GAAP financial measures and the GAAP financial measures are available on SBC's Web site at www.sbc.com/investor_relations. 5

In connection with the proposed transaction, SBC intends to file a registration statement, including a proxy statement of AT&T Corp., and other materials with the Securities and Exchange Commission (the "SEC"). Investors are urged to read the registration statement and other materials when they are available because they contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, when they become available, as well as other filings containing information about SBC and AT&T Corp., without charge, at the SEC's Internet site (http://www.sec.gov). These documents may also be obtained for free from SBC by directing a request to SBC Communications Inc., Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Free copies of AT&T Corp.'s filings may be obtained by directing a request to AT&T Corp., Investor Relations, One AT&T Way, Bedminster, New Jersey 07921. SBC, AT&T Corp. and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from AT&T shareholders in respect of the proposed transaction. Information regarding SBC's directors and executive officers is available in SBC's proxy statement for its 2004 annual meeting of stockholders, dated March 11, 2004, and information regarding AT&T Corp.'s directors and executive officers is available in AT&T Corp.'s proxy statement for its 2004 annual meeting of shareholders, dated March 25, 2004. Additional information regarding the interests of such potential participants will be included in the registration and proxy statement and the other relevant documents filed with the SEC when they become available. In connection with the proposed transaction, SBC intends to file a registration statement, including a proxy statement of AT&T Corp., and other materials with the Securities and Exchange Commission (the "SEC"). Investors are urged to read the registration statement and other materials when they are available because they contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, when they become available, as well as other filings containing information about SBC and AT&T Corp., without charge, at the SEC's Internet site (http://www.sec.gov). These documents may also be obtained for free from SBC by directing a request to SBC Communications Inc., Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Free copies of AT&T Corp.'s filings may be obtained by directing a request to AT&T Corp., Investor Relations, One AT&T Way, Bedminster, New Jersey 07921. SBC, AT&T Corp. and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from AT&T shareholders in respect of the proposed transaction. Information regarding SBC's directors and executive officers is available in SBC's proxy statement for its 2004 annual meeting of stockholders, dated March 11, 2004, and information regarding AT&T Corp.'s directors and executive officers is available in AT&T Corp.'s proxy statement for its 2004 annual meeting of shareholders, dated March 25, 2004. Additional information regarding the interests of such potential participants will be included in the registration and proxy statement and the other relevant documents filed with the SEC when they become available. Note

Edward E. Whitacre Jr. Chairman and Chief Executive Officer SBC Communications

World-Class Assets, Substantial Synergies Best-in-class, complementary networks and product sets A commitment to innovate in advanced data and IP-based services Financial strength and flexibility Substantial synergies driven by clear, achievable cost opportunities. Net synergies exceed the value of the stock issued. Transaction expected to be cash flow positive in 2007, earnings positive in 2008 11

Strategy To create a premier, global provider with the capabilities to succeed in a new era of communications Accelerate expansion in growing enterprise space Help customers transition to new technologies, migrate advanced solutions and products from high-end to mass market Realize significant operating efficiencies available from scale and next-generation technologies World- class networks Financial strength Best-in- class product portfolio 13

Strategic Profile Combined company will have significantly greater capabilities than either company has, or could develop, on their own. Outstanding network reach - wireline and wireless Superior product and service offerings Strong brands and customer relationships Diversified revenue and customer base World-class sales, marketing and technical support capabilities Extensive global service platforms Deep technology know-how Experienced, proven management team 15

Tremendous assets Networks Customer relationships Technological expertise Brand Substantial operating efficiencies Clear path to delivering synergies A Great Opportunity 17

David W. Dorman Chairman and Chief Executive Officer AT&T

The Communications Industry Is Moving Through Major Transitions Stand-alone products and bundles Service integration, unified communications Circuit switched and private line Packet data, IP, VoIP Legacy transport networks Unified networks, IP core Multiple, labor-intensive support systems Unified, automated systems 21

Transforming AT&T Strengthened position in the business market Serves millions of businesses, virtually all of the Fortune 1,000 Nearly 75% of total AT&T revenues now originate from the business market An unmatched portfolio of global products and services with an end-to-end solution set Built one of world's largest IP backbones Reduced costs while enhancing service 23

Combination with SBC Moves Both Companies to a New Level Combines AT&T's industry-leading global and national platforms with SBC's strong local and wireless networks Creates value for stockholders of both companies Significant synergies A more robust provider built to excel as the industry migrates to a new era 25

Randall Stephenson Chief Operating Officer SBC Communications Inc.

Critical Assets One of the world's largest IP backbones, with global reach and a meshed architecture Network with MPLS on edge and core to provide Quality of Service Network density outside of SBC's traditional regions Complex ordering system on a single platform for all products Billing system aggregator to produce a single customer bill Robust Web portal for customer self service on all IP products AT&T Labs - powerful resource Advanced complex voice and IP product sets including feature-rich unified communications, business and consumer VoIP, IP-VPN 29

Advanced nationwide network 52 million access lines 5.1 million DSL lines Broadband to 77% of customer locations Unmatched global reach Cingular Wireless Dense local access network 77,000 route miles 750 points of presence local facilities in 91 cities Network assets in 50 countries and 850 cities around the globe 26 advanced data centers 290 million licensed POPs 49 million subscribers Network transformation under way, moving to IP-based UMTS with HSDPA 3G technology Complementary Networks 31

Synergies Headquarters Network Operations IT Support Business Markets Procurement More than $15 billion net present value of identified synergies Approximately $2 billion annual net synergy run rate by 2008, growing to exceed $3 billion by 2011 More than 85% of synergies come from cost reductions In the enterprise space alone, redundant sales, network and customer care costs total $1.6 billion annually 33

Organizational Integration AT&T headquarters staff merged into SBC organizations AT&T's network operations organization will become the backbone for all of SBC's IP-based and long distance services. Enterprise, government, large commercial and multinational accounts organizations combined IT organizations combined Procurement organizations combined 35

Business Markets Synergies Consolidate business marketing and operations groups Consolidate enterprise sales and support Consolidate government sales units Consolidate wholesale operations into single organization 37

Network Synergies Long distance savings from moving traffic and services to AT&T networks Merge SBC and AT&T long distance operations Optimize all transport facilities in and out of region Shift SBC dial-up internet traffic to AT&T Consolidate SBC IP networks into AT&T backbone network 39

Network Synergies Combine and optimize network centers Optimize all local switches in SBC regions Combine all field forces into a highly efficient operation with centralized dispatch centers Consolidate network planning and engineering functions 41

IT Synergies Consolidate data centers, desktop support Migrate to single set of business support systems, rationalizing SBC initiatives in this area Rationalize billing platforms Leverage purchasing volumes with vendors 43

Revenue Synergies Incremental revenue growth above stand- alone revenues, driven by expansion of IP product set into all business segments Expect revenue growth for combined company in 2008 IP-VPN(1) 20% Ethernet(1) 19% Hosting(2) 10% Network Management(1) 12% VoIP(3) 54% Industry Projections 45 (1) Bain Consulting 2003-2012 CAGR (2) IDC 2003-2007 CAGR (3) ATLANTIC ACM 2003-2009 CAGR

Opportunities Significant synergies, clearly identified and achievable Critical assets and capabilities to accelerate progress and avoid development costs Complementary networks that provide foundation for integrated services National/global, IP backbone Local access Broadband access Nationwide IP-based UMTS/HSDPA wireless network 47 After integration, the combined company will have unmatched network scope, network density and cost structure, with a rich set of services on the edge.

Rick Lindner Senior Executive Vice President and Chief Financial Officer SBC Communications Inc.

SBC/AT&T - Transaction Summary Approvals required from DOJ, FCC, state PUCs, and various foreign and local authorities Transaction expected to close in the first half of 2006 $15 billion 0.77942 shares of SBC for each share of AT&T ($18.41 based on 1/28/05 closing price) $1 billion Special dividend $1.30 per share $6 billion Net debt1 $22 billion Total value Equity Acquisition 51 1As of 12/31/04

Financial Impacts of the Transaction Free cash flow positive in 2007 EPS positive in 2008 More than $15 billon NPV of expected net synergies Exceeds value of stock to be issued in transaction Annual net synergy run rate of approximately $2 billion by 2008, growing to exceed $3 billion by 2011 No impact on credit metrics Purchase accounting 53

Substantial Synergy Opportunities Network and IT Merge operations Optimize facilities Scale Business Operations Marketing Sales Support Operations Overhead Corporate staff 55

Network and IT Operating Synergy Opportunities (dollars in billions) 2H06 2007 2008 2009 Expected Expense Synergies $0.1 - $0.2 $0.5 - $0.6 $0.9 - $1.0 $1.0 - $1.1 Expected Integration Costs ($0.8) - ($0.7) ($0.6) - ($0.5) ($0.3) - ($0.2) ($0.1) - $0.0 Expected Net Expense Synergies ($0.7) - ($0.5) ($0.1) - $0.1 $0.6 - $0.8 $0.9 - $1.1 Sources of Operating Synergies Merge LD network and operations Optimization of transport, out of region facilities and network operations Procurement IT/Systems Consolidate IP traffic Expected Network and IT Operating Synergies (dollars in billions) 2H06 2007 2008 2009 East 150 550 950 1050 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $0.1 - $0.2 $0.5 - $0.6 $0.9 - $1.0 $1.0 - $1.1 57

Business Operating Synergy Opportunities (dollars in billions) 2H06 2007 2008 2009 Expected Expense Synergies $0.0 - $0.1 $0.3 - $0.4 $0.5 - $0.6 $0.6 - $0.7 Expected Integration Costs ($0.2) - ($0.1) ($0.3) - ($0.2) ($0.2) - ($0.1) $0.0 Expected Net Expense Synergies ($0.2) - $0.0 $0.0 - $0.2 $0.3 - $0.5 $0.6 - $0.7 Sources of Operating Synergies Marketing Operations Sales & Support Expected Business Operating Synergies (dollars in billions) 2H06 2007 2008 2009 East 50 350 550 650 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $0.0 - $0.1 $0.3 - $0.4 $0.5 - $0.6 $0.6 - $0.7 59

Corporate Operating Synergy Opportunities (dollars in billions) 2H06 2007 2008 2009 Expected Expense Synergies $0.0 - $0.1 $0.2 - $0.3 $0.4 - $0.5 $0.4 - $0.5 Expected Integration Costs ($0.9) - $(0.8) ($0.2) - ($0.1) ($0.1) - $0.0 $0.0 Expected Net Expense Synergies ($0.9) - $(0.7) $0.0 - $0.2 $0.3 - $0.5 $0.4 - $0.5 Sources of Operating Synergies Executive Legal Human Resources Public Relations Finance Expected Corporate Operating Synergies (dollars in billions) 2H06 2007 2008 2009 East 50 250 450 450 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $0.0 - $0.1 $0.2 - $0.3 $0.4 - $0.5 $0.4 - $0.5 61

Capital Expenditure Synergy Opportunities (dollars in billions) 2H06 2007 2008 2009 Expected Capital Synergies $0.1 - $0.2 $0.1 - $0.2 $0.2 - $0.3 $0.2 - $0.3 Expected Integration Capital ($0.1) - $0.0 ($0.1) - $0.0 $0.0 $0.0 Expected Net Capital Synergies $0.0 - $0.2 $0.0 - $0.2 $0.2 - $0.3 $0.2 - $0.3 Sources of Capital Synergies Procurement Transport facilities - nationwide and SBC in-region IT data centers, support & systems 2H06 2007 2008 2009 East 150 150 250 250 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $0.1 - $0.2 $0.1 - $0.2 $0.2 - $0.3 $0.2 - $0.3 Expected Capital Synergies (dollars in billions) 63

Revenue Synergy Opportunities (dollars in billions) 2H06 2007 2008 2009 Expected Revenue Synergies (EBITDA Impact) $0.0 $0.0 - $0.1 $0.1 - $0.2 $0.2 - $0.3 Sources of Revenue Synergies Expansion of in-region medium and small business segments Expected EBITDA from Revenue Synergies (dollars in billions) 2H06 2007 2008 2009 East 0 50 150 250 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $0.0 $0.0 - $0.1 $0.1 - $0.2 $0.2 - $0.3 65

Purchase and Other Accounting Impacts (dollars in billions) 2H06 2007 2008 2009 Expected Accounting Impacts1 ($0.3) - ($0.2) ($0.5) - ($0.4) ($0.5) - ($0.4) ($0.2) - ($0.1) Sources of Accounting Impacts Amortization of intangibles Debt premium One-time impairments 2H06 2007 2008 2009 East -250 -450 -450 -150 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 ($0.3) - ($-0.2) ($0.5) -($0.4) Expected Accounting Impacts (dollars in billions) ($0.5) -($0.4) ($0.2) - ($0.1) 67 1 Subject to final determination at closing with final valuation.

2H06 2007 2008 2009 Synergies Revenue synergies (EBITDA Impact) $0.0 $0.0 - $0.1 $0.1 - $0.2 $0.2 - $0.3 Expense synergies $0.1 - $0.4 $1.0 - $1.3 $1.8 - $2.1 $2.0 - $2.3 Capex synergies $0.1 - $0.2 $0.1 - $0.2 $0.2 - $0.3 $0.2 - $0.3 Total synergies $0.2 - $0.6 $1.1 - $1.6 $2.1 - $2.6 $2.4 - $2.9 One-time costs Integration costs - Expense ($1.9) - ($1.6) ($1.1) - ($0.8) ($0.6) - ($0.3) ($0.1) - $0.0 Integration costs - Capital ($0.1) - $0.0 ($0.1) - $0.0 $0.0 $0.0 Integration costs - Total ($2.0) - ($1.6) ($1.2) - ($0.8) ($0.6) - ($0.3) ($0.1) - $0.0 Purchase accounting impacts1 Noncash impacts ($0.3) - ($0.2) ($0.5) - ($0.4) ($0.5) - ($0.4) ($0.2) - ($0.1) Summary of Financial Impacts (dollars in billions, pretax) 69 1 Subject to final determination at closing with final valuation.

(earnings per share) $ (0.04) - $ (0.02) $(0.08) - $(0.06) $ (0.08) - $ (0.06) $ (0.05) - $ (0.03) Accounting costs1 $ (0.03) - $ (0.01) $ (0.09) - $ (0.06) $ (0.16) - $ (0.13) $ (0.28) - $ (0.25) Integration costs $ 0.28 - $ 0.31 $ 0.23 - $ 0.26 $ 0.07 - $ 0.09 $ 0.00 - $ 0.02 Operating income, synergies and stock financing Expected SBC EPS Impacts 2007 2009 2008 2H06 $ 0.26 - $ 0.30 $ 0.16 - $ 0.19 $ (0.08) - $ (0.05) $ (0.28) - $ (0.23) Impacts before accounting costs $ 0.23 - $ 0.27 $ 0.09 - $ 0.11 $ (0.15) - $ (0.12) $ (0.31) - $ (0.28) Reported EPS Impacts 71 1 Subject to final determination at closing with final valuation.

Financial Summary Significant achievable synergies Cash flow positive in 2007 Cash flows provide potential for continued dividend growth, share repurchase and debt retirement Earnings positive starting in 2008 No impact on credit metrics 73

SBC + AT&T A Premier Provider for a New Era of Communications